NAVIENT

2020 2nd Quarter Investor Deck

August 6, 2020

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of June 30, 2020 (unless otherwise noted) and should be read in connection with Navient Corporation's "Navient" Annual Report on Form 10-K for the year ended December 31, 2019 (the "2019 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 27, 2020 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the 2019 Form 10-K. This presentation contains "forward-looking statements", within the meaning of the federal securities laws, about our business, and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "may," "could," "should," "goal," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:

- the severity, magnitude and duration of the COVID-19 pandemic, including changes in the macroeconomic environment, restrictions on business, individual or travel activities intended to slow the spread of the pandemic and volatility in market conditions resulting from the pandemic including interest rates, the value of equities and other financial assets;
- the risks and uncertainties associated with increases in financing costs;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace (including changes resulting from the CARES Act or other new laws and the implementation of existing laws).

The company could also be affected by, among other things:

- unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;
- changes in general economic conditions; and
- the other factors that are described in the "Risk Factors" section of the 2019 Form 10-K and in our other reports filed with the Securities and Exchange Commission.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Tangible Net Asset Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see Core Earnings in Navient's second-quarter earnings release and pages 49 - 51 of this presentation for a further discussion and a complete reconciliation between GAAP net income and Core Earnings.

We are the leader in education loan management and business processing solutions for education, healthcare and government clients at the federal, state and local levels

We help our clients and millions of Americans achieve financial success through our services and support, leveraging our 45+ years of data, analytics and processing experience and excellence

✓ **Scaled, efficient industry-leading servicing platform**
- Navient-serviced borrowers are 37% less likely to default

✓ **Executing our long-term value-creation strategy and utilizing our core strengths**
- Stable cash flow generation from our legacy portfolio of government-guaranteed Education Loans
- Originating attractive, high credit quality Education Loans utilizing our scale and expertise
- Generating fee income by providing processing services that leverage our existing infrastructure

✓ **Disciplined expense management**
- Consistent cost efficiency and continuous expense rationalization

✓ **Prudent capital allocation**
- Maintaining dividend and returning excess capital to shareholders

✓ **Continuously evaluating alternatives to optimize capital structure and efficiency**

Focused on delivering best-in-class service to our clients and maximizing long-term shareholder value

We Leverage Our Core Servicing Expertise in Education Finance and Business Processing

Federal Education Loans Segment

Own and Service Education Loans

- Manage Navient's **$61 billion portfolio** of federally-guaranteed (FFELP) education loans
- **Highly predictable cash flows** with limited credit risk, estimated at ~$8.6 billion over the next 20 years
- Provide **education loan servicing** to the U.S. Department of Education

2Q Net Income: $146 million

Consumer Lending Segment

Originate and Refinance Education Loans

- Manage Navient's **$21 billion portfolio** of Private Education Loans
- Using our data and expertise to deploy capital at **mid-teens ROEs** by originating Private Education Refinance Loans
- Originate In-School Education Loans with a recently launched innovative product, targeting **high-teens ROEs**

2Q Net Income: $87 million

Business Processing Segment

Provide Processing Services for Healthcare & Government Clients

- Leverage Navient's existing infrastructure and 45+ years of **data, analytics and processing experience**
- Capital-efficient fee-based provider of business processing services for **500+** government & healthcare clients
- Integrated end-to-end technology solutions to help governments and healthcare systems **achieve efficiencies**

2Q EBITDA: $8 million

Metrics shown on a "Core Earnings" basis, and are non-GAAP financial measures. See note 1 on slide 49.

Successfully Building Long-term Value in Challenging Environment

Federal Education Loans Segment

- ✓ Provided immediate payment relief to **6 million** borrowers impacted by COVID-19
- ✓ Improved net interest margin from **81bps** to **107bps**, as our portfolio benefits from a low rate environment
- ✓ Actively managed our portfolio, decreasing our delinquency rate from **10.5%** to **8.2%**
- ✓ Reduced operating expenses by **21%** year over year

107bps NIM

Consumer Lending Segment

- ✓ Dynamically adjusted our originations in response to capital market conditions, ensuring originations meet our **mid-teens ROE** target return thresholds
- ✓ Originated **$238 million** of Private Education Refinance Loans
- ✓ Actively managed our portfolio, decreasing our delinquency rate from **5.0%** to **2.0%** year over year
- ✓ Maintained **flat** operating expenses year over year while growing our portfolio

320bps NIM

Business Processing Segment

- ✓ Rapidly pivoted from COVID-19 impacted segments to win **4** new contracts
- ✓ **1,600** Navient employees working on unemployment insurance response and contact tracing services
- ✓ New contracts drove revenue **resiliency** year over year despite unprecedented disruption
- ✓ Affirmed our differentiated expertise and **franchise value** to existing and new clients

13% EBITDA margin [1]

[1] Item is a non-GAAP financial measure. See note 4 on slide 50.

Consistent, Growing Earnings To Shareholders

- ✓ Long-term value for shareholders driven by consistent earnings and capital return
- ✓ Allocating capital to attractive investments, including portfolio acquisitions and new originations
- ✓ Continuously driving efficiency improvements and expense structure rationalization
- ✓ Returning excess capital to shareholders

Consistent And Dependable Return Profile



Core Return on Assets
0.81%
Median: 0.56%
2018
2019
2020

Driving EPS Accretion For Shareholders



Adjusted Core EPS
19% CAGR
$2.09
$2.64
$2.95–3.00
2018
2019
2020 Guidance

Achieved a 21% YTD Core ROE, 70% higher than the leading Core ROE of the KRX Bank Index

Metrics shown on a "Core Earnings" basis, and are non-GAAP financial measures. Leading YTD 2020 KRX Core ROAE of 12.2% per SNL Financial. See note 1 on slide 49.

Originating Education Loans is an Attractive Opportunity

Sizable Market With Attractive Yields[1]

Estimated Total Market Annual Originations and Yields ($'s in billions)



Grad PLUS
In-School Private Education Loans
Private Education Refinance Loans
$11
$13
$16

Estimated 2019 Originations



~7%
~8%
~5%

Estimated Average Yield

Leveraging Our Existing Infrastructure to Generate Value

- **Private Education Refinance Loans:**
  - Using our data and expertise to deploy capital at mid-teens ROE
  - Life of loan loss expectation of 1.5% [2]
  - Weighted average life of ~3.5 years
- **In-School Private Education Loans:**
  - Using our data and expertise to deploy capital at high-teens ROE
  - Life of loan loss expectations of 6% [2]
  - Weighted average life of ~8 years

Typical Refi Borrower Profile [3]

Borrower Age	33
Months since Graduation	72
Education	64% advanced degrees
FICO	762
Income	$134,054
Monthly Real Free Cash Flow	$4,331
Original Loan Amount	$71,773

[1] Source: Navient estimates for total originations based on "Baum, Sandy, Jennifer Ma, Matea Pender, and CJ Libassi (2018), Trends in Student Aid 2018, New York: The College Board"; Navient estimates for average yields based on FSA Data Center and third party company filings.
[2] Life of loan loss expectations are on a gross basis.
[3] Weighted average.

Navient Is Focused On Cost Efficiency

Industry-Leading Efficiency

- ✓ Maintaining a consistent efficiency ratio while managing an amortizing portfolio
- ✓ Continue to drive strong margins through our capital-efficient fee businesses, efficiently utilizing our scaled infrastructure

Continuously Rationalizing Our Expense Base

- ✓ Focus on reducing expenses across all of our businesses, including third party efficiency studies
- ✓ Unlocked significant efficiency by migrating to a variable cost structure via a sale of our servicing tech infrastructure to First Data in 2018

Stable Efficiency Ratio Despite An Amortizing Legacy Portfolio



47%
49%
48%
2018
2019
Q2 20 YTD
Efficiency Ratio
$95
$87
$84
2018
2019
Q2 20 YTD
Total Gross Loans ($ billions)

Cost Structure Initiatives Have Significantly Reduced Gross Expenses



8% Decline
$229
$211
Q2 19
Q2 20
Comparable Core Earnings Total Expenses ($ in millions)

"Adjusted" and "Comparable" expenses are non-GAAP financial measures. By using these measures, management can make better short-term and long-term decisions related to expense management and allocation.

Long-Term Capital Allocation Philosophy

Consistently balance capital adequacy with capital allocation opportunities, including dividends, organic growth, stock repurchases and acquisitions

- ✓ **Execute dynamic capital allocation policy to maintain appropriate leverage that supports our credit ratings and enhances ongoing access to unsecured debt markets**
  - Critical to delivering shareholder value
- ✓ **Maintain dividend**
- ✓ **Invest capital generated from legacy portfolio and operating businesses among the following:**
  - Loan growth (portfolio acquisitions and originations)
  - Share repurchases
  - Investments that exceed our return hurdle
- ✓ **Committed to ensuring excess capital is returned to shareholders**

Consistently Executing On Our Capital Philosophy

		Since 2014 Separation[1]
Reduce unsecured debt	✓ Optimizing capital structure and return profile, and ensuring ongoing access to unsecured debt markets	Reduced unsecured debt by **$7.7 billion**
Dividends	✓ Consistent quarterly distributions since separation	Paid **$1.2 billion** in dividends
Loan originations	✓ Highly attractive return profile and leverages our data and expertise	Originated **$10+ billion** of Education Refi Loans
Loan portfolios and corporate acquisitions	✓ High-return profile loan portfolio acquisitions, and tuck-in acquisitions that accelerate capital-lite fee generation	Acquired **$39 billion** of Education Loans
Share repurchases	✓ Accretive share repurchases, with total remaining share repurchase authority of $665 million	Repurchased **$3.5 billion** of Navient shares

125%+ Total Payout Ratio Since Separation

All data as of 6/30/2020; Payout ratio shown on the basis of Core Earnings, a non-GAAP financial measure.
[1] Separation values are as reported 6/30/2014.

2020 Outlook

	Key Company & Business Segment Metrics		
	Full Year 2020 Original Targets [1]	Year to Date 2020 Actuals	Full Year 2020 Updated Guidance
Core Earnings Return on Equity [2]	High Teens to Low Twenties	21% ✓	Low to Mid Twenties
Core Earnings Efficiency Ratio [3]	~50%	48% ✓	~50%
Adjusted Tangible Equity Ratio [4]	Above 6.0%	3.6% (Pro forma Adjusted Tangible Equity Ratio of 6.0%) [4]	4.5% to 5.0%
Net Interest Margin – Federal Education Loan Segment	Low to Mid 80's	0.94% ✓	Low to Mid 90's
Charge-off Rate – Federal Education Loan Segment	0.06% - 0.08%	0.13%	0.10% to 0.12%
Net Interest Margin – Consumer Lending Segment	3.00% - 3.10%	3.26% ✓	3.00% - 3.10%
Charge-off Rate – Consumer Lending Segment	1.5% - 1.7%	1.13% ✓	1.0% - 1.2%
EBITDA Margin – Business Processing Segment [5]	High Teens	10%	Low to Mid Teens

[1] Key Company & Business Segment Metrics were first provided on January 23, 2019.
[2] Item is a non-GAAP financial measure. See note 2 on slide 49.
[3] Item is a non-GAAP financial measure. See note 3 on slide 49.
[4] Item is a non-GAAP financial measure. See note 5 on slide 50. Cumulative derivative accounting mark to market losses increased by 10% to $692 million during the second quarter but will reverse to zero as contracts mature. Excluding this amount would result in an ATE ratio of 6.0% as of June 30, 2020
[5] Item is a non-GAAP financial measure. See note 4 on slide 50.

Funding & Liquidity

Q2 2020 Financing and Capital Management

Financing

- ✓ Issued 2 Private Education Loan ABS transactions for $1.3 billion
  - ✓ Improvement in enhancement levels for high quality assets increases financing efficiency and reduces reliance on alternative funding
- ✓ Extended a FFELP Facility for two years and a Private Education facility for one year
- ✓ Increased capacity in our Private Education Refinance Loan Facility
  - ✓ Total available capacity for Private Education Loans of $2.0 billion

Capital Management

- ✓ Increased primary liquidity by $659 million in the quarter to $2.4 billion
- ✓ Committed to ensuring that excess capital is returned to shareholders
  - ✓ Paid $31 million in dividends to shareholders
  - ✓ Total remaining share repurchase authority of $665 million
- ✓ Pro Forma Adjusted Tangible Equity Ratio (ATE)[1] of 6.0% compared to 5.3% in Q1 2020
  - ✓ Cumulative derivative accounting mark to market losses increased by 10% to $692 million during the quarter but will reverse to zero as contracts mature. Including this amount would result in an ATE ratio of 3.6%

[1] Item is a non-GAAP financial measure. See note 5 on slide 50.

FFELP ABS Transactions

	NAVSL 2019-4					NAVSL 2019-3				
Pricing Date: **Settlement Date:**	October 16, 2019 October 25, 2019					September 17, 2019 September 26, 2019				
Issuance Amount:	$497M					$749M				
Collateral:	U.S. Government Guaranteed FFELP Consolidation, FFELP Non-Consolidation Loans, and HEAL Loans					U.S. Government Guaranteed FFELP Consolidation and FFELP Non-Consolidation Loans				
Prepayment Speed [1]:	4% CPR Consolidation / 6% CPR Non-Consolidation 8% CPR Rehabilitation / 6% CPR HEAL					4% CPR Consolidation / 6% CPR Non-Consolidation / 8% CPR Rehabilitation				
Tranching:	**Class**	**Ratings (M/S/D) [2]**	**Amt. ($M)**	**WAL**	**Pricing [3]**	**Clas s**	**Ratings (M/S/D) [2]**	**Amt. ($M)**	**WAL**	**Pricing [3]**
	A-1	Aaa / AAA / AAA	$131	1.00	1ML + 0.28%	A	Aaa / AA+ / AAA	$739	4.95	1ML + 0.83%
	A-2	Aaa / AA+ / AAA	$359	5.93	1ML + 0.81%	B	Aaa / AA / AAA	$11	10.33	1ML + 1.55%
	B	Aaa / AA / AAA	$7	9.83	1ML + 1.60%					

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by Moody's (M), S&P (S), and DBRS (D).
[3] Pricing represents the re-offer yield to expected call.

Private Education Loan ABS Transactions

	NAVSL 2020-F					NAVSL 2020-E				
Pricing Date: **Settlement Date:**	July 20, 2020 July 30, 2020					June 18, 2020 June 25, 2020				
Issuance Amount:	$781M					$499M				
Collateral:	Private Education Refi Loans					Private Education Refi Loans				
Prepayment Speed [1]:	15% CPR					15% CPR				
TALF Eligibility:	Class A is TALF Eligible					Class A is TALF Eligible				
Tranching:	**Class**	**Ratings (S/F/D) [2]**	**Amt ($M)**	**WAL**	**Pricing [3]**	**Class**	**Ratings (S/F/D) [2]**	**Amt ($M)**	**WAL**	**Pricing [3]**
	A	AAA/AAA/AAA	$725	2.70	Swaps + 100	A	AAA/AAA/AAA	$460	2.60	Swaps + 145
	B	NR/NR/AA	$56	7.38	Swaps + 225	B	NR/NR/AA	$39	7.31	Swaps + 277

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by S&P (S), Fitch (F), and DBRS (D).
[3] Pricing represents the re-offer yield to expected call.

Optimized Capital Structure

Long-Term Conservative Funding Approach

- Important to maintain our credit ratings which support ongoing access to the unsecured debt markets
  - We pursue opportunities to repurchase debt in the open market
  - Well positioned to capitalize on improving new issuance markets
- 84% of our education loan portfolio is funded to term
  - Q2 2020 issuance of $1.3 billion of Private Education Loan ABS compared to $1.2 billion in Q2 2019
- Returned $397 million to shareholders through dividends and share repurchases YTD 2020

Managing Unsecured Debt Maturities



(par value, $ in billions)
$5.4
$8.5
$5.1
$8.9
$4.0
$7.6
$2.4
$7.1
$2.5
$7.0
12/31/16
12/31/17
12/31/18
12/31/19
06/30/20
Maturities within 5 years
Maturities beyond 5 years

Managing Unsecured Debt Maturities


(par value, $ in billions)
$2.1
$0.5
$1.4
$1.3
$1.8 $1.8
$1.5 $1.5
$1.4 $1.4
$0.6 $0.6
$0.5 $0.5
$0.0
$0.7
$0.0 $0.0
$1.3 $1.3
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029+
As of June 30, 2019
As of June 30, 2020

Long-term Conservative Funding Approach

- Navient prioritizes continued access to the unsecured debt market as an important component in our capital structure
- We continue a conservative approach to unsecured debt
  - Navient's total unsecured debt has declined $1.0 billion or 10%, since the year-ago quarter

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions	
FFELP Cash Flows	**06/30/20**
Secured	
Residual (including O/C)	$4.2
Floor Income	2.0
Servicing	2.0
Total Secured	$8.2
Unencumbered	0.4
Total FFELP Cash Flows	**$8.6**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$5.4
Servicing	0.5
Total Secured	$5.9
Unencumbered	3.3
Total Private Cash Flows	**$9.2**
Combined Cash Flows before Unsecured Debt	**$17.8**
Unsecured Debt (par value)	**$9.6**

Optimizing Cash Flows

- Generated $1.4 billion of cash flows YTD 2020
- Paid down unsecured debt of $0.7 billion YTD 2020
- Returned $0.4 billion to shareholders through share repurchase and dividends YTD 2020
- Acquired $2.2 billion of student loans YTD 2020
- $17.8 billion of estimated future cash flows remain over ~ 20 years
  - Includes ~$6 billion of overcollateralization[1] (O/C) to be released from residuals
- $2.9 billion of unencumbered student loans
- $0.6 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect
[1] Includes the PC Turbo Repurchase Facility Debt totaling $1.6B as of 06/30/2020.

Education Loan Portfolio Generates Meaningful Cash Flows Over the Next Five Years

Projected Annual Private Education Loan Cash Flows



($'s in Billions)
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.5
$1.2
$1.0
$1.0
$0.9
2020 Remaining
2021
2022
2023
2024
Cash Flows assuming call option can be exercised at 10%

Projected Annual FFELP Loan Cash Flows



($'s in Billions)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.7
$1.2
$1.0
$0.9
$0.9
2020 Remaining
2021
2022
2023
2024
Cash Flows assuming trusts run to maturity

Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate $4.6 billion in cash flows through 2024 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $2.7 billion are not securitized to term
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate $4.7 billion in cash flows through 2024 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.3 billion are not securitized to term
- Includes projected floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

FFELP Cash Flows Highly Predictable

$'s in millions

as of 06/30/2020	2020	2021	2022	2023	2024	2025	2026	2027
Projected FFELP Average Balance	$59,259	$54,283	$48,081	$42,238	$36,860	$31,798	$27,058	$22,658
Projected Excess Spread	$294	$549	$488	$433	$386	$345	$325	$288
Projected Servicing Revenue	$145	$272	$248	$224	$201	$178	$155	$133
Projected Total Revenue	$439	$822	$736	$657	$587	$523	$480	$421

	2028	2029	2030	2031	2032	2033	2034+
Projected FFELP Average Balance	$18,576	$14,814	$11,286	$8,124	$5,473	$3,511	$889
Projected Excess Spread	$253	$226	$190	$157	$123	$94	$92
Projected Servicing Revenue	$110	$88	$67	$48	$32	$20	$32
Projected Total Revenue	$363	$314	$258	$205	$155	$113	$124

- Total Cash Flows from Projected Excess Spread = $4.2 Billion
- Total Cash Flows from Projected Servicing Revenues = $1.9 Billion

Assumptions
No Floor Income, CPR/CDR = 5%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
*Numbers may not add due to rounding

Secured Cash Flow

$ in Millions	Q2 2020 YTD	2019	2018	2017
FFELP				
Term Securitized				
Servicing (Cash Paid)	$ 118	$ 253	$ 288	$ 314
Other Secured FFELP				
Net Cash Flow [2, 3]	530	794	634	694
Total FFELP	$ 648	$ 1,223	$ 1,577	$ 1,569
Private Credit				
Term Securitized				
Servicing (Cash Paid)	$ 60	$ 135	$ 147	$ 163
Other Secured Financings				
Net Cash Flow	747	684	332	160
Total Private Credit	$ 807	$ 1,200	$ 1,054	$ 742
Total FFELP and Private Credit	$ 1,455	$ 2,423	$ 2,631	$ 2,311

Average Principal Balances	Q2 2020 YTD	2019	2018	2017
FFELP				
Term FFELP	$ 58,599	$ 62,969	$ 69,512	$ 72,768
Other Secured FFELP	3,392	4,141	3,920	7,110
Total FFELP	$ 61,991	$ 67,110	$ 73,432	$ 79,879
Private Credit				
Term Private Credit	$ 16,244	$ 16,795	$ 17,729	$ 19,547
Other Secured Financings	4,616	3,526	3,700	2,406
Total Private Credit	$ 20,860	$ 20,321	$ 21,429	$ 21,953
Total FFELP and Private Credit	$ 82,851	$ 87,431	$ 94,861	$ 101,832

Note: Totals may not add due to rounding
[1] The FHLB Facility matured in 2018.

FFELP ABS

FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 12(+) year average lives
- Floating rate securities
- Compliant with U.S. risk retention regulations
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1]
- Typically non-dischargeable in bankruptcy

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents
Needs Based	Yes	No	No	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes [1]
Special Allowance Payments (SAP)	Yes	Yes	Yes [2]	Yes
Original Repayment Term [4]	120 months	120 months	120 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate [3]: $57,500 Graduate: $138,500	None	None

[1] Generally paid only on the subsidized portion of the loan.
[2] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000.
[4] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment.
Note: As of July 1, 2011.

Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid-2012 was related to the short term availability of the Special Direct Consolidation Loan program
- Prepayments increases occurred in 2015 and 2018 as we exercised our option to purchase assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2Q2019
4Q2019
2Q2020
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017
2018
2019

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program

Historical Consolidation ABS CPRs by Issuance Vintage



Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2Q2019
4Q2019
2Q2020
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS

Private Education Loan ABS Issuance Characteristics

Private Education Loan ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 10 year average lives
- Fixed rate and floating rate securities
- Compliant with U.S. risk retention and, depending on the transaction, with European risk retention
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Collateralized by loans made to students and parents to fund college tuition, room and board
  - Seasoned assets benefiting from proven payment history
  - Refi assets with strong credit factors including high FICO scores, income, and ability to pay
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk based pricing, debt-to-income, household income, and free cash flow, as applicable

Navient Private Education Loan Programs

	Smart Option	Undergrad/Grad/ Med/Law/MBA	Direct-to-Consumer (DTC)	Consolidation (Legacy)	Private Education Refi	Private Education Origination
Origination Channel	School	School	Direct-to-Consumer	Lender	Lender	School
Typical Borrower	Student	Student	Student	College Graduates	College Graduates & Select Non-Graduates	Student
Typical Co-signer	Parent	Parent	Parent	Parent	Parent	Parent
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$50k-75k avg orig bal, 5-20 year term depending on balance, immediate repayment	$15k avg orig bal, 5-15 year term, in-school payments of immediate repayment, interest only, $25 or fully deferred
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008	2006 through 2008	2014 through current	April 2019 through current
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower	Proceeds to lender to pay off loans being consolidated	Proceeds to lender to pay off loans being consolidated	School certified and disbursed
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO	FICO and Debt-to-Income	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000	$400,000	Maximum $550,000, varies by program	Up to total cost of attendance Private Aggregate Loan Limit of $250,000
Additional Characteristics	‣ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ‣ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ‣ Both Title IV and non-Title IV schools [1]	‣ Made to students and parents through college financial aid offices to fund 2- year, 4-year and graduate school college tuition, room and board ‣ Signature, Excel, Law, Med and MBA Loan brands ‣ Title IV schools only 1 ‣ Freshmen must have a cosigner with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: - Marketing channel - No school certification - Disbursement of proceeds directly to borrower ‣ Title IV schools only [1] ‣ Freshmen must have a co-signer with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Loans made to students and parents to refinance one or more private education loans ‣ Student must provide proof of graduation in order to obtain loan	‣ Loans made to high FICO / high income customers with positive free cash flow and/or established credit profiles	‣ Made to students/cosigners with high FICO / high income / positive free cash flow and/or established credit profiles, to fund 4-year and graduate school college tuition, room and board ‣ 9-month grace period after graduation ‣ Title IV and non-profit schools only

[1] Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Trusts

As of the respective cutoff dates for each transaction

2018-2020YTD Issuance Program	Navient														
	NAV 18-D	NAV 18-E	NAV 19-A	NAV 19-B	NAV 19-C	NAV 19-D	NAV 19-E	NAV 19-F	NAV 19-G	NAV 20-A	NAV 20-B	NAV 20-C	NAV 20-D	NAV 20-E	NAV 20-F
Bond Amount ($mil)	626	688	647	550	610	560	535	714	498	620	712	546	808	499	781
Initial AAA Enhancement (%)	23%	14%	14%	21%	12%	22%	13%	9%	10%	23%	10%	24%	10%	10%	10%
Initial Enhancement (%)	12%	5%	5%	11%	4%	13%	5%	4%	4%	13%	4%	12%	3%	3%	3%
Loan Program (%)															
Signature/Law/MBA/Med	44%	0%	0%	31%	0%	63%	0%	0%	0%	36%	0%	84%	0%	0%	0%
Smart Option	17%	0%	0%	24%	0%	11%	0%	0%	0%	52%	0%	0%	0%	0%	0%
Consolidation	6%	0%	0%	5%	0%	12%	0%	0%	0%	3%	0%	1%	0%	0%	0%
Private Education Refi	22%	100%	100%	30%	100%	0%	100%	100%	100%	0%	100%	0%	100%	100%	100%
Direct to Consumer	11%	0%	0%	10%	0%	13%	0%	0%	0%	9%	0%	11%	0%	0%	0%
Career Training	*	0%	0%	0%	0%	1%	0%	0%	0%	0%	0%	4%	0%	0%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status															
School, Grace, Deferment	5%	0%	1%	6%	*	7%	*	1%	*	10%	*	6%	*	1%	*
Repayment	93%	100%	99%	92%	99%	92%	100%	99%	100%	88%	100%	92%	97%	95%	96%
Forbearance	2%	0%	*	2%	*	1%	*	*	*	2%	*	2%	3%	4%	4%
WA Term to Maturity (Mo.)	155	145	151	150	151	163	147	144	143	148	145	166	140	135	141
WA Months in Repayment (Mo.)	61[1]	-	-	59[1]	-	86	-	-	-	86	-	81	-	135	-
% Loans with Cosigner	60%	0%	0%	55%	0%	75%	0%	0%	0%	79%	0%	76%	0%	0%	0%
% Loans with No Cosigner	40%	100%	100%	45%	100%	25%	100%	100%	100%	21%	100%	24%	100%	100%	100%
WA FICO at Origination	745	760	756	745	756	734	760	762	765	735	760	737	763	781	763
WA Recent FICO at Issuance	748	-	-	747	-	744	-	-	-	741	-	741	-	-	-
WA FICO (Cosigner at Origination)	743	-	-	738	-	744	-	-	-	744	-	746	-	-	-
WA FICO (Cosigner at Rescored)	754	-	-	746	-	753	-	-	-	749	-	751	-	-	-
WA FICO (Borrower at Origination)	747	760	756	753	756	705	760	762	765	701	760	709	763	781	763
WA FICO (Borrower at Rescored)	734	-	-	749	-	716	-	-	-	710	-	709	-	-	-
WA LIBOR Equivalent Margin [2]	5.45%	5.35%	5.49%	6.30%	5.56%	6.02%	5.46%	5.11%	4.83%	5.18%	4.84%	6.69%	4.75%	5.23%	4.78%

[1] All other loans (non-NaviRefi) have weighted average months in repayment of 85 months for NAVSL 2019-B and 79 months for NAVSL 2018-D.

[2] Assumes Prime / 1-month LIBOR spread for transactions with Prime collateral. However for 100% Private Education Refi transactions, represents the gross borrower coupon.

* Represents a percentage greater than 0% but less than 0.5%.

Navient Private Education Legacy Loan Trusts – Prepayment Analysis

- Constant prepayment rates have increased since 2014 on increased seasoning-related voluntary prepayment and the emergence of the external student loan refinance market



Constant Prepayment Rate (CPR)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
May-19
Nov-19
May-20
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A

Higher Education Industry

At $1.5 trillion in student loans, the federal government is the largest non-mortgage consumer lender

- Federal loan interest rates, limits and terms are set by Congress.
- All federal loans are issued directly by the U.S. Department of Education since 2010 when federally guaranteed loans ended.
- Federal loans have no traditional underwriting, and no truth in lending disclosures.
- In AY 18-19, ED disbursed $93B in student loans, a decline from peak of $122B in AY 10-11.
- The number of federal borrowers is up by 52% since 2007.

Total student loan originations, by type



110
100
90
80
70
60
50
40
30
20
10
0
Billions, $
Federal student loans
Private education loans
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Academic year ending in...

The increasing dominance of federal student loan originations versus private loans reflects the federal government's massive involvement in student loans: it owns or guarantees 92% of the $1.6 trillion outstanding in student loans.

Ownership distribution of student loans



FFELP guarantors 2%
Private 8%
FFELP owned privately 9%
Perkins 0.5%
Dept of Education loan 81%
92% of student loans outstanding are owned or guaranteed by the federal government.

Source: Outstanding data as of 9/30/19 from FSA Data Center and Federal Reserve, Consumer Credit-G.19, Nov. 2019, originations from College Board, "Trends in Student Aid 2019"

In its role as a federal student loan servicer, Navient helps borrowers successfully repay their loans

Servicers begin helping borrowers navigate repayment after important financial decisions about the total cost and experience of their education have already been made.


1
Congress sets product terms and conditions including interest rate, loan limits, and repayment programs.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assigns loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
NAVIENT
6
Loan repaid

There are solutions to many of the challenges faced by borrowers

5 recommendations to improve student loan program success:

1 Provide more front-end resources to improve decision making.

Students and their families need tools to understand how much they'll need to borrow to earn the degree—not simply the current semester—and to assess the likely economic benefits of a chosen field. This kind of information will help students and parents make a more informed assessment about what they can afford.

2 Improve the college completion rate

Just 6 out of 10 bachelor's degree students graduate in six years. Borrowers who struggle the most are often non-completers with low levels of debt. Schools should have some skin in the game when students do not complete and are unable to repay. Many colleges are experimenting with novel approaches to improve graduation rates and should be encouraged and rewarded.

3 Simplify repayment.

Currently, the government offers 16 repayment plans, 9 forgiveness programs, and 33 deferment and forbearance options—each with its own nuances, payment schedules, qualifications, and complex enrollment criteria. They should be and can be simplified. For example, collapsing the multiple income-driven repayment options into one plan with the most appropriate borrower-friendly terms would be a good start.

4 Help borrowers pay off early.

In the rush to help student borrowers, too many have trumpeted lower payments over longer periods as the universal solution despite the higher interest costs many borrowers will pay. We need programs that help struggling borrowers through short-term and long-term challenges, but anyone enrolling should understand the trade-offs to be able to make the right choice for their financial circumstances.

5 Encourage borrowers to engage with their loan servicers.

Default is avoidable, but borrower contact is key. As a servicer, we've found that nine times out of 10, when we reach struggling federal loan borrowers we are able to help them avoid default by getting them into a repayment plan that works for them. Contact works; let's encourage it.

navient.com/views

The borrowers who struggle most are often non-completers with less than $10,000 in debt

Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …

Borrowers in default by attainment



2.8X
25%
9%
25
20
15
10
5
0
%
Completed Degree
Did Not Complete Degree

… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.

3-Year Default Rate by loan size and Repayment Cohort (parentheses contain share of all defaults)



(35%)
(31%)
(18%)
(11%)
(4%)
25
20
15
10
5
0
%
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President Obama's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

Today's federal repayment options are numerous and complex

Forbearance

Discretionary Forbearance
- Hardship Forbearance

Mandatory Forbearance
- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

Mandatory Administrative Forbearance
- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Teacher Loan Forgiveness
- Borrower Defense to Repayment


Forbearance
Deferments
Forgiveness
Repayment Plans

Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness

Effective Date Details
(1) Limited to FFELP borrowers with all new loans made on or after July 1, 1993; All DL are eligible.
(2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.
(3) All FFELP and DL loans eligible regardless of disbursement date
(4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.
(5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.
(6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

Deferment

1. School (1)
2. School Full-Time (2)
3. School Half-Time (2)
4. Post Enrollment (1)
5. Graduate Fellowship (3)
6. Unemployment Deferment – 2 years (2)
7. Unemployment Deferment – 3 years (1)
8. Economic Hardship (1)
9. Rehabilitation Training Program (3)
10. Military Service (3)
11. Post-Active Duty Student (3)
12. Teacher Shortage(2)
13. Internship/Residency Training (2)
14. Temporary Total Disability (2)
15. Armed Forces or Public Health Services (2)
16. National Oceanic and Atmospheric Administration Corps (2)
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2)
18. Parental Leave (2)
19. Mother Entering/Re-entering Work Force (2)
20. Cancer Treatment Deferment

Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA (4)
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA (4)
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA (4)
7. Income-Sensitive
8. Income-Contingent Ver. 1 (5)
9. Income-Contingent Ver. 2 (5)
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative (6)
16. REPAYE

We've piloted solutions to reduce complexity

IDR eSign Enrollment

Navient launched a pilot program focusing on past-due FFELP borrowers to explore whether a simpler process could produce better results. Under the pilot, we made contact with the borrower, gathered salary and family information over the phone, and then pre-populated the IDR application. We then securely transmitted the pre-filled application to the borrower for electronic signature. This program is available to assist past-due borrowers across the FFELP and Direct Loan portfolio.

The eSign pilot nearly tripled IDR application return rates


IDR application process return rate
Completion Rate (%)
80
60
40
20
0
2.6x higher
71%
27%
Normal process – within 60 days
eSign – within 10 days

55% return the application within a single day.

71% of applications completed within 10 days.

Repayment Guide for New Graduates

Navient created a personalized report to help new-to-repayment borrowers to compare their options.

NAVIENT | Department of Education Loan Servicing

You're about to start repaying your loans – are you in the right plan for you?

Not sure? We can help.

We've created a simple guide that will assist in building repayment strategies, outlining options, and understanding *the best way for* **you** to manage your federal student loan payments.



Log in to your Navient inbox **today to check it out!**
Create an account if you haven't already done so.

Reminder: you'll be receiving your first statement shortly. Don't delay – create your repayment strategy today!

View your guide today!

Tips and resources

Income-Driven Repayment (IDR) plans and loan forgiveness
Payments under an IDR plan are based on your income, family size, and loan program. Under certain conditions, your monthly payment could be as low as $0. Take a look at a few examples of how an IDR plan might work for you.

Navient delivers strong performance for borrowers

Navient-serviced borrowers are 37% less likely to default


10.1%
6.8%
Navient's CDR is
37% lower
than all others
Default rate (%)
All borrowers
Navient-serviced borrowers

Forbearance usage is in-line with other servicers

Borrowers in forbearance as a % of repayment*


Borrowers in forbearance (%)
20
15
10
5
0
03/15
06/15
09/15
12/15
03/16
06/16
09/16
12/16
03/17
06/17
09/17
12/17
03/18
06/18
09/18
12/18
03/19
06/19
09/19
12/19
PHEAA
Great Lakes
Navient
Nelnet

Note: increase in forbearance usage in Sept 17 due to disaster relief in Puerto Rico, Florida, and Texas.

Navient's IDR enrollment leads comparable servicers


PHEAA
Great Lakes/ Nelnet
Navient
NFP
Borrowers in IDR (%)
** Excludes PSLF
35
30
25
20
15
10
06/15
09/15
12/15
03/16
06/16
09/16
12/16
03/17
06/17
09/17
12/17
03/18
06/18
09/18
12/18
03/19
06/19
09/19
12/19
03/20

Data-driven programs help make contact

9 times out of 10

...when we can reach a past-due federal student loan borrower, Navient can help him or her avoid default.


E-Mail
Phone Call
Mail
Video
Text Message

90%

of borrowers who default have not responded to Navient outreach during the year of missed payments leading up to default.

Sources*: FSA data center, Federal Student Loan portfolio, Portfolio by Loan Status; forbearance as a percent of borrowers in repayment, forbearance, and deferment, "Official Cohort Default Rates for Schools," Federal Student Aid, 09/24/2019; Navient data, Federal Student Aid, "Federal Student Loan Portfolio - FSA Data Center," U.S. Department of Education, as of December 2019, accessed 7/27/2020. **Excludes borrowers enrolled in Public Service Loan Forgiveness which are placed with one servicer. Nelnet services direct student loans under two brands, Nelnet & Great Lakes

*Including all types of forbearance, including forbearance necessary for IDR enrollment

Student Loan Options During the National Emergency: **What You Need to Know**

As a Navient customer, you have payment relief options available to you no matter what type of loan you have.

Department of Education (Direct) Loans:	• These loans have been automatically placed into forbearance (payments suspended) until October and interest rates have been set to 0% according to the terms of the CARES Act passed by Congress. Your Auto Pay payments were paused automatically. • Watch for communications concerning payment resumption in October. • Contact Navient to discuss your options if you are not able to resume making payments. If you were in an income-driven repayment plan before this forbearance, your recertification date has been pushed back. • October: Payments are due on your normal due date and interest rates return to normal. *Note: If you are pursuing a loan forgiveness program, you will receive credit during the period of suspension (April – September) as though you made on-time monthly payments.*
FFELP Loans:	Contact Navient to discuss your best option for payment relief. Options include: • National Emergency Forbearance • Income-Driven Repayment (IDR) Plan • Unemployment Deferment • Loan Consolidation into a Direct Loan *Note: If you're already in an IDR plan but your income recently changed, you can have your payment recalculated.*
Private Loans:	Contact Navient to discuss your best option for payment relief. Options include: • National Emergency Forbearance • Extended Repayment • Interest-Only payment • Rate Reduction program

Not sure what type of loan you have? Login to your account at Navient.com to see your loans at a glance. "Type" is next to the loan column and is either Direct, FFELP, or Private. For "FFELP", click the purple plus sign to check your interest rate. If it's been set to 0%, that loan has the same relief benefits as Direct (Department of Education) loans, otherwise see the FFELP Loan relief options above.

CONTACT NAVIENT at **888-272-5543** to discuss your options.

Keep track of the most up-to-date information at Navient.com/COVID-19

Consumer Lending Segment
Assisting Borrowers Through the Crisis

Total Private Education Loans in Forbearance [1]
($'s in billions)



$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20

Total Private Education Loans in Current Repayment [1]
($'s in billions)



$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20

- Implemented an extensive, data driven outreach program to inform and assist customers before they return to repayment
- Continue to provide immediate payment relief options to borrowers who have been negatively impacted by the COVID-19 emergency

[1] As of 7/15/2020

Navient Corporation Appendix

Navient Is Focused On Expense Efficiency

Notable Items Impacting Total Expenses Compared to Prior Periods

($ In millions)	Q2 20	Q2 19	Q2 20 YTD	Q2 19 YTD
Reported Core Earnings Expenses	**$214**	**$242**	**$469**	**$499**
Year over Year Change in Reported Core Earnings Expenses	**(12%)**		**(6%)**	
Restructuring & Reorganization Expenses	$1	$1	$6	$2
Regulatory-Related Expenses	($2)	$1	$5	$8
Adjusted Core Earnings Expenses [1]	**$215**	**$240**	**$458**	**$489**
Year over Year Change in Adjusted Core Earnings Expenses	**(11%)**		**(6%)**	
Transition Services Agreement	$4	$5	$7	$12
Costs Associated with Proxy Contest Matters	-	$6	-	$9
Comparable Core Earnings Total Expenses [1]	**$211**	**$229**	**$451**	**$468**
Year over Year Change in Comparable Core Earnings Total Expenses	**(8%)**		**(4%)**	

[1] "Adjusted" and "Comparable" expenses are non-GAAP financial measures. By using these measures, management can make better short-term and long-term decisions related to expense management and allocation.

Operating Results
"Core Earnings[1]" Basis

Selected Financial Information and Ratios					
(In millions, except per share amounts)	Q2 20	Q1 20	Q2 19	2019	2018
GAAP diluted EPS	**$0.64**	**($0.53)**	**$0.64**	**$2.56**	**$1.49**
Adjusted Core Earnings EPS [2]	**$0.91**	**$0.51**	**$0.74**	**$2.64**	**$2.09**
Restructuring and regulatory-related expenses	$0.01	($0.05)	($0.00)	($0.04)	($0.13)
Reported Core Earnings EPS [1]	**$0.92**	**$0.46**	**$0.74**	**$2.60**	**$1.96**
Average common stock equivalent	195	202	238	233	264
Ending total education loans, net	$82,383	$84,830	$89,520	$86,820	$94,498
Average total education loans	$85,149	$87,006	$91,547	$90,783	$100,252

[1] Item is a non-GAAP financial measure. See note 1 on slide 49.
[2] Adjusted diluted Core Earnings per share excludes: $(1) million, $12 million and $2 million of net restructuring and regulatory-related expenses in second-quarter 2020, first-quarter 2020 and second-quarter 2019, respectively, and $12 million and $42 million in full years 2019 and 2018, respectively.

Federal Education Loans Segment
"Core Earnings" Basis

Selected Financial Information and Ratios

($ In millions)	Q2 20	Q1 20	Q2 19
Segment net interest margin	1.07%	0.81%	0.81%
FFELP Loans:			
Provision for loan losses	$3	$6	$8
Charge-offs	$12	$19	$7
Charge-off rate	0.11%	0.15%	0.05%
Greater than 30-days delinquency rate	8.2%	10.5%	10.5%
Greater than 90-days delinquency rate	3.8%	5.4%	6.1%
Forbearance rate	26.6%	15.1%	12.9%
Average FFELP Loans	$62,141	$63,894	$69,084
Operating Expense	$70	$83	$89
Net Income	$146	$119	$131
Number of accounts serviced for ED (in millions)	5.6	5.6	5.7
Total federal loans serviced (in billions)	$282	$285	$289
Contingent collections receivables inventory - education loans (billions)	$13.5	$13.6	$26.3

2nd Quarter Highlights

Federal Education

- **Q2 20** Net Interest Margin: 107 basis points
- **Q2 20** Charge-off Rate: 11 basis points

- Net interest margin improved 32% primarily driven by favorable interest rate environment
- Forbearance rate peaked at 28.5% in the second quarter
- FFELP Loan delinquency rate decreased 22% from 10.5% to 8.2%
- Charge-offs increased $5 million compared to the year ago quarter
  - $4 million of charge-offs in Q2 20 were the result of the inclusion of loan premiums, as required by CECL
- Continue to provide immediate payment relief options to borrowers who have been negatively impacted by the COVID-19 emergency

Consumer Lending Segment
"Core Earnings" Basis

Selected Financial Information and Ratios

($ In millions)	Q2 20	Q1 20	Q2 19
Segment net interest margin	3.20%	3.31%	3.22%
Private Education Loans (including Refinance Loans):			
Provision for loan losses	$41	$89	$60
Charge-offs	$48	$68	$87
Annualized charge-off rate	1.0%	1.3%	1.6%
Greater than 30-days delinquency rate	2.0%	3.6%	5.0%
Greater than 90-days delinquency rate	1.0%	1.6%	2.5%
Forbearance rate	8.4%	6.9%	2.9%
Average Private Education Loans	$23,008	$23,112	$22,463
Operating Expense	$34	$39	$34
Net Income	$87	$54	$85

2nd Quarter Highlights

Consumer Lending
- **Q2 20** Net Interest Margin: 3.20%
- **Q2 20** Charge-off Rate: 1.0%

- Annualized charge-off rate declined 38% to 1.0%
- Private Education Loan delinquency rate declined 60% from 5.0% to 2.0%
- Forbearance rate peaked at 14.7% in the second quarter
- Provisioned $41 million for loan losses as a result of the deterioration in the economic environment brought on by COVID-19
- Originated $238 million of high quality Private Education Refinance Loans in the quarter, with average FICOs of 769

Business Processing Segment
"Core Earnings" Basis

Selected Financial Information and Ratios

($ In millions)	Q2 20	Q1 20	Q2 19
Government Services	$43	$33	$40
Healthcare RCM Services	$21	$24	$25
Total Business Processing Revenue	**$64**	**$57**	**$65**
Operating Expenses	$57	$54	$56
EBITDA [1]	$8	$4	$11
EBITDA Margin [1]	13%	7%	17%
Net Income	**$6**	**$2**	**$7**
Contingent collections receivables inventory (billions)	$14.5	$15.1	$15.0

2nd Quarter Highlights

Business Processing

- **Q2 20** EBITDA Margin [1]: 13%

- New Government Services contracts to support states in providing unemployment benefits offset by temporary stoppages of certain collection and processing activity along with lower volume in the transportation related businesses
  - Drawing on its deep, at-scale experience supporting federal, state, and local governments, Navient has supported several states in their management of the substantial increase in unemployment insurance applications.
  - In these successful projects—many brought up within a couple days—Navient has demonstrated its capabilities to understand, communicate, deploy and manage complex, high-volume eligibility programs.
- New Healthcare RCM Services contracts providing contact tracing services offset by lower hospital inventory placements
  - Beginning as a targeted outbound call center, the project has rapidly expanded to support state-wide inbound call center and back office processing

[1] Item is a non-GAAP financial measure. See note 4 on slide 50.

GAAP Results

(In millions, except per share amounts)	Q2 20	Q1 20	Q2 19
Net income (loss)	$125	($106)	$153
Diluted earnings (loss) per common share	$0.64	($0.53)	$0.64
Operating expenses	$213	$251	$241
Provision for loan losses	$44	$95	$68
Average Education Loans	$85,149	$87,006	$91,547

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

In addition to financial results reported on a GAAP basis, Navient also provides certain performance measures which are non-GAAP financial measures. The following non-GAAP financial measures are presented within this Presentation:

1. **Core Earnings** – The difference between the company's Core Earnings and its GAAP results is that Core Earnings excludes the impacts of: (1) mark-to-market gains/losses on derivatives and (2) goodwill and acquired intangible asset amortization and impairment. Management uses Core Earnings in making decisions regarding the company's performance and the allocation of corporate resources and, as a result, our segment results are presented using Core Earnings. In addition, Navient's equity investors, credit rating agencies and debt capital investors use these Core Earnings measures to monitor the company's business performance. For further detail and reconciliation, see page 51 of this presentation and pages 14 – 18 of Navient's second-quarter earnings release.

2. **Core Earnings Return on Equity (CEROE)** – Core Earnings Return on Equity is calculated as Core Net income, excluding restructuring and regulatory-related expenses, divided by the quarterly average of GAAP equity for the trailing four quarters. This measure allows management, as well as investors and analysts, to measure the company's use of its equity. The calculation for Q2 2020 is as follows:

$$\text{Q2 2020} = \frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$178^{(1)}}{(\$3{,}240 + 3{,}336 + 2{,}035 + \$2{,}115)\,/\,4} = 27\%^{(2)}$$

3. **Core Earnings Efficiency Ratio** – The Core Earnings Efficiency Ratio measures the company's Core Earnings Expenses, excluding restructuring and regulatory-related expenses, relative to its Adjusted Core Earnings Revenue. This ratio can be calculated by dividing Core Earnings Expenses, excluding restructuring and regulatory-related expenses, by Adjusted Core Earnings Revenue. Adjusted Core Earnings Revenue is derived by adding provision for loan losses, and excluding gains or loss on debt repurchases, to Total Core Earnings Revenue. This is a useful measure to management as we plan and forecast, as it removes variables that cannot be easily predicted in advance. By using this measure, management can make better short-term and long-term decisions related to expense management and allocation. The calculation for Q2 2020 is as follows:

$$\text{Q2 2020} = \frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$215^{(1)}}{\$492} = 44\%$$

[1] Excludes $(1) million of net restructuring and regulatory-related expenses in second-quarter 2020.
[2] Return on Equity has been annualized.

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

4. **Earnings before Interest, Taxes, Depreciation and Amortization Expense ("EBITDA") –** This metric measures the operating performance of the Business Processing segment and is used by management and our equity investors to monitor operating performance and determine the value of those businesses. For further detail and reconciliation, see page 23 of Navient's second-quarter earnings release.

5. **Adjusted Tangible Equity Ratio (ATE)** – The Adjusted Tangible Equity Ratio measures Navient's tangible equity, relative to its tangible assets. We adjust this ratio to exclude the assets and equity associated with our FFELP portfolio because FFELP Loans are no longer originated and the FFELP portfolio bears a 3% maximum loss exposure under the terms of the federal guaranty. Management believes that excluding this portfolio from the ratio enhances its usefulness to investors. To determine Adjusted Tangible Equity Ratios, we calculate the Adjusted Tangible Equity, (GAAP Total Equity less Goodwill & Acquired Intangible Assets less Equity held for FFELP Loans), and divide by Adjusted Tangible Assets (Total Assets less Goodwill & Acquired Intangible Assets less FFELP Loans). For further detail, see page 23 of Navient's second-quarter earnings release. The calculation for Q2 2020 is as follows:

Adjusted Tangible Equity = (Equity - Goodwill & Intangibles) - Equity held for FFELP Loans
Adjusted Tangible Assets = Total Assets - Goodwill & Intangibles - FFELP Loans

Adjusted Tangible Equity = ($2,115 - $746) - (0.005*$60,921) = $1,064
Adjusted Tangible Assets = ($91,045 - $746) - $60,921 = $29,378

$$\frac{\text{Adjusted Tangible Equity}}{\text{Adjusted Tangible Assets}} = \frac{\$1{,}064}{\$29{,}378} = 3.6\%$$

i. **Pro Forma Adjusted Tangible Equity Ratio –** The following provides a pro forma of what the Adjusted Tangible Equity Ratio would be if the cumulative net mark-to-market losses related to derivative accounting under GAAP were excluded. These cumulative losses reverse to $0 upon the maturity of the individual derivative instruments. As these losses are temporary, we believe this pro forma presentation is a useful basis for management and investors to further analyze the Adjusted Tangible Equity Ratio. The pro forma calculation for Q2 2020 is as follows:

Pro Forma Adjusted Tangible Equity = Adjusted Tangible Assets - Ending impact of derivative accounting on GAAP equity

$$\frac{\text{Pro Forma Adjusted Tangible Equity}}{\text{Adjusted Tangible Assets}} = \frac{\$1{,}064 - (\$692)}{\$29{,}378} = \frac{\$1{,}756}{\$29{,}378} = 6.0\%$$

Differences Between Core Earnings And GAAP

Core Earnings adjustments to GAAP: (Dollars in Millions)	Quarters Ended Jun. 30, 2020	Mar. 31, 2020	Jun. 30, 2019
GAAP net income (loss)	$125	($106)	$153
Net impact of derivative accounting	59	247	23
Net impact of goodwill and acquired intangible assets	5	5	11
Net income tax effect	(10)	(53)	(12)
Total Core Earnings adjustments to GAAP	54	199	22
Core Earnings net income (loss)	$179	$93	$175

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance
- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
  - Current rates
  - Prospectus for public transactions and Rule 144A transactions are available through underwriters
- **Additional information (Webcasts and presentations)**
  - Archived and historical webcasts, transcripts and investor presentations

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